UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2025
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6749 Ben Bostic Road
Quincy, FL 32351
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 8, 2025, Trulieve Cannabis Corp. (the “Company”) issued a news release announcing that it has received commitments for a private placement of 10.5% Senior Secured Notes due 2030 (the “Notes”) for aggregate gross proceeds of $100 million (the “Offering”). The Notes, which will be issued at 100% of face value and will be senior secured obligations of the Company. The Notes will bear interest at a rate of 10.5% per annum, payable semi-annually in equal installments until the maturity date, unless earlier redeemed or repurchased. The Notes will mature on or about December 17, 2030, five years following the closing date of the offering, and may be redeemed in whole or in part, at any time from time to time, on or after the date that is two years following the issue date at the applicable redemption price set forth in the supplemental indenture to be entered into in connection with the closing of the Offering.

The Company intends to use the net proceeds of the Offering for capital expenditures and other general corporate purposes.

The offering and sale of the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the laws of any other jurisdiction, and the Notes are being offered only (1) to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A) or to accredited investors (as defined in Rule 501 of Regulation D) in reliance on exemptions from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and/or pursuant to Section 4(a)(2) of the Securities Act and similar exemptions under applicable U.S. state securities laws and (2) outside the United States to certain non-U.S. persons in reliance on Regulation S under the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release announcing the Company’s receipt of binding commitments in the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 8, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: December 8, 2025